Exhibit 10.24

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS:  (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE HOLDER OF THESE SECURITIES (CONCURRED IN BY LEGAL COUNSEL TO THE COMPANY), STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.  BY ACQUIRING THIS WARRANT, THE HOLDER REPRESENTS THAT THE HOLDER HAS ACQUIRED SUCH WARRANT FOR INVESTMENT AND THAT THE HOLDER WILL NOT SELL OR OTHERWISE DISPOSE OF THIS WARRANT WITHOUT REGISTRATION OR OTHER COMPLIANCE WITH THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

ALL SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF SHALL BE SUBJECT TO AND BOUND BY THE TERMS, RIGHTS, POWERS, PREFERENCES, RESTRICTIONS AND OBLIGATIONS PROVIDED FOR IN THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE COMPANY, IN EACH CASE, AS CURRENTLY IN EFFECT AND AS MAY BE AMENDED FROM TIME TO TIME, INCLUDING BUT NOT LIMITED TO, RIGHTS OF FIRST REFUSAL, DRAG-ALONG RIGHTS AND MARKET STAND-OFF RESTRICTIONS.

TEXTURA CORPORATION
WARRANT TO PURCHASE [                      ] SHARES OF COMMON STOCK

Date of Grant:  [•], 2013

THIS CERTIFIES THAT, for value received, [•], having an address of [•] (the “Holder”), is entitled to purchase (subject to the terms and conditions below) from Textura Corporation, a Delaware corporation (the “Company”), [•] shares of Common Stock, subject to adjustment pursuant to Section 5(b) (the Warrant Shares”).  This warrant and all warrants issued in substitution or exchange herefor are herein individually called a “Warrant.”

Section 1.                                           Definitions.  As used herein, the following terms shall have the following meanings:

(a)                                 “Common Stock” means shares of common stock of the Company, par value $.001 per share.

(b)                                 “Grant Date” shall mean [•], 2013.

(c)                                  “Initial Exercise Date” means the earliest of the following: (1) the date immediately following the completion of a Qualifying IPO, (2) the business day immediately prior to the Expiration Time and (3) the date the Company merges with or into another corporation or other entity and is not the surviving entity; provided however, that in the case of a merger which results in the Company becoming a direct or indirect wholly-owned subsidiary of another entity, and the holders of the common equity of the Company immediately prior to the merger are substantially the same as the equity holders of the parent entity, the Initial Exercise Date should not be deemed to have occurred as long as this Warrant by its terms becomes, or proper provision is otherwise made for this Warrant to be exchanged for, an equivalent warrant to purchase equity securities of the parent entity.

(d)                                 “Qualifying IPO” means any firm commitment underwritten sale of common equity securities of the Company for an aggregate purchase price of not less than thirty million dollars ($30,000,000) pursuant to an offering on the London Alternative Investment Market (“AIM”) or an effective registration statement under the Securities Act of 1933 filed with the Securities and Exchange Commission (the “SEC”) on Form S-1 (or any successor form adopted by the SEC), that results in a class of equity securities of the Company or a successor being listed or designated for trading, as applicable, on the New York Stock Exchange or the Nasdaq Stock Market.

(e)                                  “Securities Purchase Agreement” shall mean that certain Securities Purchase Agreement, dated as of January 14, 2013, by and between the Company and the Holder.

Section 2.                                           Term.  Subject to the provisions of this Warrant, the purchase right represented by this Warrant is exercisable, in whole or in part, at any time on or after the Initial Exercise Date, but before 5:00 p.m. Central Time on January 21, 2018 (the “Expiration Time”).

Section 3.                                           Method of Exercise.

(a)                                 Except as provided in Section 3(b), the purchase right represented by this Warrant may be exercised by the Holder hereof by delivering the following to the principal office of the Company for receipt prior to the Expiration Time:  (a) the notice of exercise form attached hereto as Exhibit A duly completed and executed and (b) the payment to the Company, by certified or bank check or by wire transfer, of an amount equal to the then applicable Warrant Price (as defined in Section 5(a) below) multiplied by the number of Warrant Shares being purchased.  Warrant Shares issued shall be deemed to have been issued immediately prior to the close of business (Chicago, Illinois time) on the date or dates upon which this Warrant is exercised and the then applicable Warrant Price paid.  In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased shall be delivered to the Holder as soon as possible and in any event within ten (10) days of receipt of such notice of exercise and payment of the then applicable Warrant Price.

(b)                                 The purchase right represented by this Warrant may not be exercised during the period beginning on the day the Company first files a Registration Statement on Form S-1 (or any successor form adopted by the SEC as may then be in effect) related to the initial public offering of Common Stock of the Company (the “IPO”) and ending 180 days after the closing of the IPO.

Section 4.                                           Warrant Shares Fully Paid; Reservation of Warrant Shares.  The Company shall reserve at all times so long as this Warrant remains outstanding, free from preemptive rights, out of its authorized but unissued Common Stock, a sufficient number of shares of Common Stock to provide for the issuance of Common Stock upon the exercise of this Warrant.  All Warrant Shares will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

Section 5.                                           Warrant Price and Adjustment to Warrant Price.

(a)                                 Warrant Price.  Subject to Section 5(b), the purchase price (“Warrant Price”) per Warrant Share shall be equal to the greater of (1) $27.84 and (2) 90% of the price at which shares of Common Stock are offered to the public in a Qualifying IPO.

(b)                                 Adjustments on Reclassification or Merger.  If, through or as a result of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction,

(i)                                     the number of shares of Common Stock outstanding is increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or

(ii)                                  additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to the Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of Warrant Shares purchasable pursuant to this Warrant, (y) the number and kind of shares or other securities purchasable pursuant to this Warrant and (z) the Warrant Price for each Warrant Share purchasable pursuant to this Warrant, without changing the aggregate purchase price as to which this Warrant may then be exercised.  For the avoidance of doubt, (i) the issuance of shares of Common Stock, options to purchase Common Stock or other equity-based awards to the Company’s directors and employees pursuant to the Company’s employee benefit plans, or (ii) the issuance of shares of Common Stock and options or warrants to purchase Common Stock to service providers and vendors of the Company, in each case pursuant to employee benefit plans, agreements or other arrangements approved by the Company’s board of directors, shall not result in any adjustments pursuant to this Section 5(b).

(c)                                  Fractional Shares.  No fractional shares of Common Stock shall be issued or cash payment made in connection with any adjustment pursuant to Section 5(b).  Any fractional share of Common Stock issuable pursuant to this Warrant shall be rounded up if one-half share or more, or rounded down if less than one-half share.

(d)                                 Notice of Adjustments.  Whenever the Warrant Price or number of Warrant Shares shall be adjusted pursuant to the provisions of Section 5(b), the Company shall, within ten (10) days of such adjustment, deliver a certificate signed by an officer of the Company to the registered Holder(s) hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the new Warrant Price and the aggregate number of securities then purchasable pursuant to this Warrant after giving effect to such adjustment.

Section 6.                                           No Impairment.  The Company will not, by amendment of its certificate of incorporation or bylaws or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof, including, without limitation, Section 5 hereof, and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

Section 7.                                           Compliance with the Act; Disposition of Warrant.

(a)                                 Compliance with the Act.  The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Act.  This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the form of the legend set forth on the first page above.

(b)                                 Disposition of Warrant.  This Warrant may not be sold, assigned, offered, pledged or otherwise transferred without registration under applicable federal and state securities laws, unless the Company receives an opinion of counsel reasonably acceptable to the Company, stating that such sale, assignment, offer, pledge or other transfer is exempt from registration and prospectus delivery requirements of federal and state securities laws.  This Warrant and all rights hereunder are not transferable, in whole or in part, without the prior written consent of the Company, which consent shall not be unreasonably withheld.  All Warrant Shares issued upon exercise hereof shall be deemed “restricted” stock within the meaning of the U.S. securities laws and, in addition, shall be subject to and bound by the terms, rights, powers, preferences, restrictions and obligations provided for in the certificate of incorporation and bylaws of the Company, in each case, as currently in effect and as may be amended from time to time, including but not limited to, rights of first refusal, drag-along rights and market stand-off restrictions.

Section 8.                                           Rights as a Stockholder.  No Holder of this Warrant, as such, shall be entitled to vote or receive distributions or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of this Warrant for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a stockholder of the Company or any voting rights, or to receive notice of meetings, or to receive distributions or subscription rights or otherwise until this Warrant shall have been exercised.

Section 9.                                           Representations and Warranties.  This Warrant is issued and delivered on the basis of the following:

(a)                                 Authorization and Delivery.  The Company represents and warrants that this Warrant has been duly authorized and executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms.

(b)                                 No Inconsistency.  The Company represents and warrants that the execution and delivery of this Warrant, and the issuance of the Warrant Shares upon exercise of this Warrant in accordance with the terms hereof (i) are not and will not be inconsistent with the Company’s certificate of incorporation or bylaws, each as amended, (ii) do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, (iii) do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound and (iv) will not require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any federal, state or local government authority or agency or other person.

(c)                                  Accredited Investor.  The Holder represents and warrants that as of the Grant Date it is an “accredited investor” (as that term is defined in Regulation D promulgated under the Act) and agrees that it will not exercise this Warrant unless, at the time of any exercise, it is an accredited investor and has confirmed the same to the Company.

Section 10.                                    Miscellaneous Provisions.

(a)                                 Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

(b)                                 Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered in accordance with the terms set forth in Section 7.4 of the Securities Purchase Agreement.

(c)                                  Binding Effect on Successors.  This Warrant shall be binding upon any entity succeeding the Company by merger or consolidation, and all of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall be as set forth in the Company’s certificate of incorporation and bylaws (each as amended from time to time) and shall survive the exercise and termination of this Warrant and all of the covenants and agreements herein and in such other documents and instruments of the Company shall inure to the benefit of the successors and assigns of the Holder hereof.

(d)                                 Lost Warrants or Stock Certificates.  The Company covenants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate issuable hereunder and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

(e)                                  Headings.  Section headings used in this Warrant are for convenience of reference only and are not a part of this Warrant for any other purpose.

(f)                                   Governing Law.  THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF ILLINOIS.  ANY DISPUTE ARISING IN CONNECTION WITH THIS WARRANT OR ANY MATTER RELATED TO THIS WARRANT SHALL BE HEARD ONLY IN A COURT LOCATED IN CHICAGO, ILLINOIS.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by one of its duly authorized officers and to be dated the Grant Date hereof.

TEXTURA CORPORATION

By:
Name:	Patrick Allin
Title:	Chief Executive Officer

Address:

1405 Lake Cook Road
Deerfield, Illinois 60015
Attention:	Patrick Allin
Telephone:	(708) 337-2146
Telecopy:	(847) 582-1037

EXHIBIT A

NOTICE OF EXERCISE

To:                             Textura Corporation

1.                                      The undersigned hereby elects to purchase                         shares of Common Stock, par value $.001 per share (the “Warrant Shares) of Textura Corporation, a Delaware corporation (the “Company”) pursuant to the terms of a Warrant to Purchase Common Stock with a Grant Date of [•], 20    , and tenders herewith payment of the purchase price of such Warrant Shares in full.

2.                                      Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

Name

Address

3.                                      The undersigned represents that it is an accredited investor (within the meaning of Regulation D under the Securities Act of 1933) and that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.

4.                                      The undersigned hereby acknowledges and agrees that all shares of Common Stock issued pursuant to this Warrant are subject to and bound by, the terms, rights, powers, preferences, restrictions and obligations provided for in the Company’s certificate of incorporation and bylaws, as amended (copies of which has been previously provided to the Holder) applicable to all stockholders of the Company.

Holder:

Date: , 20	By:
Name:
Title: